UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 2, 2022

CareMax, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39391	85-0992224
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 NW 57 Court, Suite 400 Miami, FL 33126
(Address of principal executive offices, including zip code)

(786) 360-4768

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Name of each exchange on
Title of each class	Trading Symbols	which registered
Class A common stock, par value $0.0001 per share	CMAX	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	CMAXW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 2, 2022, CareMax, Inc., a Delaware corporation (the “Company”), held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). Of the 87,396,972 shares of Class A common stock, par value $0.0001 per share (“Common Stock”), outstanding and entitled to vote, 67,302,943 shares were represented, constituting a quorum. The final results for each of the matters submitted to a vote of the Company’s stockholders at the Annual Meeting are as follows:

Proposal 1: All of the nominees for the Company’s Board of Directors were elected to serve until the Company’s 2025 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified, by the votes set forth in the table below:

Name	For	Abstained	Broker Non-Vote
Kevin Berg	64,049,566	17,643	3,235,734
Dr. Vincent Omachonu	62,808,144	1,259,065	3,235,734
Ryan O'Quinn	64,049,415	17,794	3,235,734

Proposal 2: The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified by the Company’s stockholders, by the votes set forth in the table below:

For	Against	Abstained	Broker Non-Vote
67,254,774	48,168	1	0

Proposal 3: The Company’s stockholders approved, for purposes of complying with the applicable provisions of Nasdaq Stock Market Listing Rule 5635(a), the issuance of shares of Common Stock of the Company and shares of Series A preferred stock, par value $0.0001 per share, of the Company as partial consideration for the Company’s acquisition of the Medicare Value-Based Care Business of Steward Health Care System, by the votes set forth in the table below:

For	Against	Abstained	Broker Non-Vote
64,048,971	3,533	14,705	3,235,734

Proposal 4: The Company’s stockholders approved the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if there are insufficient votes at the time of the Annual Meeting to approve Proposal 3, by the votes set forth in the table below:

For	Against	Abstained	Broker Non-Vote
62,082,052	1,970,208	14,949	3,235,734

Although Proposal 4 was approved, adjournment of the Annual Meeting was not necessary because the Company’s stockholders approved Proposal 3.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2022

CareMax, Inc.

By:	/s/ Kevin Wirges
	Name:	Kevin Wirges
	Title:	Executive Vice President, Chief Financial Officer and Treasurer